PPA and HEART Act Amendment

Exhibit 10.31
AMENDMENT FOR
PPA, HEART ACT AND OTHER LAW CHANGES
(Defined Benefit Plan)

ARTICLE I
PREAMBLE

1.1	Adoption and effective date of Amendment. The Employer adopts this Amendment to the Plan to reflect recent law changes. This Amendment is effective as indicated below for the respective provisions.

1.2	Superseding of inconsistent provisions. This Amendment supersedes the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

1.3	Employer’s election. The Employer adopts the default provisions of this Amendment except as otherwise elected in Article II.

1.4
Construction. Except as otherwise provided in this Amendment, any reference to “Section” in this Amendment refers only to sections within this Amendment, and is not a reference to the Plan. The Article and Section numbering in this Amendment is solely for purposes of this Amendment, and does not relate to any Plan article, section or other numbering designations.

1.5
Effect of restatement of Plan. If the Employer restates the Plan, then this Amendment shall remain in effect after such restatement unless the provisions in this Amendment are restated or otherwise become obsolete (e.g., if the Plan is restated onto a plan document which incorporates PPA provisions).

ARTICLE II
EMPLOYER ELECTIONS

The Employer only needs to complete the questions in Sections 2.2 through 2.7 below in order to override the default provisions set forth below.

2.1	Default Provisions. Unless the Employer elects otherwise in this Article, the following defaults will apply:

a.	The applicable mortality table described in Amendment Section 3.3.3(c) is effective for years beginning after December 31, 2007.

b.	Nonspousal beneficiary rollovers are permitted effective for distributions made after 12/31/06.

c.
Once the Code Section 436 benefit restriction provisions no longer apply, the Amendment provides for (1) no resumption of benefit accruals, (2) no automatic restoration of benefit accruals, and (3) no new “annuity starting date.”

d.	Continued benefit accruals pursuant to the Heroes Earnings Assistance and Relief Tax Act of 2008 (HEART Act) are not provided.

e.
Unless an election is made under Section 2.6, the applicable interest rate shall be based upon the same lookback month and stability period in effect under the Plan prior to the adoption of this Amendment.

PPA and HEART Act Amendment

f.	If the cash balance provisions are elected in Amendment Section 2.7, then the vesting schedule will be a 3-year cliff schedule and the interest credit provided in the Plan is not modified.

2.2
Effective date of applicable mortality table set forth in Amendment Section 3.3.3(c). The applicable mortality table described in Amendment Section 3.3.3(c) is effective for years beginning after December 31, 2007, unless an alternative is elected below:

☐     The applicable mortality table described in Amendment Section 3.3.3(c) if effective for years, including a portion of a year, beginning after _________________(may be a date after December 31, 2007 and before January 1, 2009.)

2.3
Non-spousal rollovers (Article IV). Non-spousal rollovers are permitted after December 31, 2006 unless elected below (Article IV provides that such distributions are always permitted after December 31, 2009):

☐	Use the following instead of the default (select one):
1.	☐	Not permitted.
2.	☐	Permitted effective____________ (not earlier than January 1, 2007 and not later than January 1, 2010).

2.4	Code Section 436 Benefit Restrictions (Article XI)

(a) Treatment of Plan as of Close of Prohibited or Cessation Period (Section XI(h)). Unless otherwise elected below, and provided that any notice required under ERISA section 204(h) has been given, accruals that had been limited under Code Section 436(e) will not resume prospectively and accruals that were not credited during the period of restriction due to application of Code Section 436 will not be automatically restored as of the “Section 436 measurement date” that the limitation ceases to apply.
☐     Use the following instead of the default (select one):
1.	☐	Accruals will resume prospectively only as of the “Section 436 measurement date” that the limitation ceases to apply.
2.	☐	All accruals under the Plan will be automatically restored as of the “Section 436 measurement date” that the limitation ceases to apply.

(b) Accelerated Benefit Distributions (Section XI(h)).  Unless otherwise elected below, there are no optional forms of benefit that are available only for the period of the benefit restrictions except that Plan participants and beneficiaries may elect an optional form of benefit that provides for the current payment of the unrestricted portion of the benefit, with a delayed commencement for the restricted portion of the benefit in accordance with Regulation Section 1.436-1(d)(6) and subject to other applicable qualification requirements, including Sections 411(a)(11) and 401(a)(9).

☐     Use the following instead of the default (select one):

1.	☐
The following additional optional forms of benefit are available only during the period in which Regulations Section 1.436-1(d)(1), (d)(2), or (d)(3) applies to limit prohibited payments under the Plan (specify): _____________________________

2.	☐	There are no optional forms of benefit that are available only for the period of the benefit restrictions.

2.5	Continued benefit accruals (Article XII). Continued benefit accruals for the Heart Act (Amendment Section 12.2) will not apply unless elected below:
☐     The provisions of Amendment Section 12.2 apply.

PPA and HEART Act Amendment

2.6
Applicable interest rate. For purposes of Amendment Section 13.2, unless otherwise elected below, the stability period and the lookback month are set forth in the Plan. (If an alternative election is being made, then a selection at both a. and b. must be made.)

a.	The stability period for purposes of determining the Applicable Interest Rate is:
1.	☐	One calendar month
2.	☐	One Plan Year quarter
3.	☐	One calendar year quarter
4.	☐	One Plan Year
5.	☐	One calendar year

b.	The lookback month relating to the Stability Period is the:
1.	☐	first calendar month preceding the first day of the Stability Period
2.	☐	second calendar month preceding the first day of the Stability Period
3.	☐	third calendar month preceding the first day of the Stability Period
4.	☐	fourth calendar month preceding the first day of the Stability Period
5.	☐	fifth calendar month preceding the first day of the Stability Period
6.	☐	average rate for two or more calendar months preceding the first day of the Stability Period (specify which of the first through fifth months are averaged) _____________________

2.7	Cash balance plans. The provisions of Article XIV (Cash Balance provisions) apply only if elected below:
☐     The provisions of Article XIV apply (may be selected only if the Plan already includes cash balance provisions).

And, the following elections apply (select all that apply):

a.	☐
Vesting. In lieu of the default 3-year cliff vesting schedule (a Participant's Accrued Benefit is nonforfeitable upon the Participant's completion of three years of vesting service), the following schedule applies (must be at least as liberal as 3-year cliff vesting at each point in time):

Years of vesting service	Nonforfeitable percentage

________	_________%
________	_________%
________	_________%

b.	☐	Market Rate of Interest. The interest credit rate set forth in the Plan shall be changed to ______ (select this option b. only if a change is being made to the interest rate credit).

ARTICLE III
PENSION FUNDING EQUITY ACT OF 2004 AS MODIFIED BY SUBSEQUENT LEGISLATION

3.1	General Rule. This Article applies to the determination of the Code Section 415 limits.

3.1.1
Effective date. The Employer adopts this Article III to reflect certain provisions of the Pension Funding Equity Act of 2004 (PFEA), as modified by the Pension Protection Act of 2006 and the Worker, Retiree and Employer Recovery Act of 2008. Except as otherwise provided herein, effective for distributions in Plan Years beginning after December 31, 2003, the required determination of actuarial equivalence of forms of benefit other than a straight life annuity shall be made in accordance with this Article. However, this Article does not supersede any prior election to apply the transition rule of section 101(d)(3) of PFEA as described in Notice 2004-78.

PPA and HEART Act Amendment

3.1.2	Definition of "Applicable Mortality Table." The "applicable mortality table" means the applicable mortality table within the meaning of Code Section 417(e)(3)(B) (as described in Article XIV).

3.2	Benefit Forms Not Subject to the Present Value Rules of Code Section 417(e)(3).

3.2.1
Form of benefit. The straight life annuity that is actuarially equivalent to the Participant’s form of benefit shall be determined under this Section 3.2 if the form of the Participant’s benefit is either:

(a)
A nondecreasing annuity (other than a straight life annuity) payable for a period of not less than the life of the Participant (or, in the case of a qualified pre-retirement survivor annuity, the life of the surviving spouse), or

(b)	An annuity that decreases during the life of the Participant merely because of:

(1)	The death of the survivor annuitant (but only if the reduction is not below 50% of the benefit payable before the death of the survivor annuitant), or

(2)	The cessation or reduction of Social Security supplements or qualified disability payments (as defined in Code Section 401(a)(11)).

3.2.2
Limitation Years beginning before July 1, 2007. For Limitation Years beginning before July 1, 2007, the actuarially equivalent straight life annuity is equal to the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit computed using whichever of the following produces the greater annual amount:

(a)	the interest rate and the mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form; and

(b)	a 5 percent interest rate assumption and the "applicable mortality table" defined in the Plan for that annuity starting date.

3.2.3	Limitation Years beginning on or after July 1, 2007. For Limitation Years beginning on or after July 1, 2007, the actuarially equivalent straight life annuity is equal to the greater of:

(a)	The annual amount of the straight life annuity (if any) payable to the Participant under the Plan commencing at the same annuity starting date as the Participant’s form of benefit; and

(b)
The annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using a 5 percent interest rate assumption and the applicable mortality table defined in the Plan for that annuity starting date.

3.3	Benefit Forms Subject to the Present Value Rules of Code Section 417(e)(3).

3.3.1
Form of benefit. The straight life annuity that is actuarially equivalent to the Participant’s form of benefit shall be determined as indicated under this Section 3.3 if the form of the Participant’s benefit is other than a benefit form described in Section 3.2.1.

PPA and HEART Act Amendment

3.3.2
Annuity Starting Date in small plans for Plan Years Beginning in 2009 and later. Notwithstanding anything in this Amendment to the contrary, if the annuity starting date of the Participant’s form of benefit is in a Plan Year beginning in or after 2009, and if the Plan is maintained by an eligible employer as defined in Code Section 408(p)(2)(C)(i), the actuarially equivalent straight life annuity is equal to the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using whichever of the following produces the greater annual amount:

(a)	The interest rate and the mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form; and

(b)	A 5.5 percent interest rate assumption and the applicable mortality table described in Article XIII.

3.3.3
Annuity Starting Date in Plan Years Beginning After 2005. Except as provided in Section 3.3.2, if the annuity starting date of the Participant’s form of benefit is in a Plan Year beginning after December 31, 2005, the actuarially equivalent straight life annuity is equal to the greatest of:

(a)
The annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using the interest rate and the mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form;

(b)
The annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using a 5.5 percent interest rate assumption and the applicable mortality table for the distribution under Regulations Section 1.417(e)-1(d)(2) (determined in accordance with Article XIII for Plan Years after the effective date specified below); and

(c)
The annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using the applicable interest rate for the distribution under Regulations Section 1.417(e)-1(d)(3) (determined in accordance with Article XIII for Plan Years after the effective date of that Article) and the applicable mortality table for the distribution under Regulations Section 1.417(e)-1(d)(2) (determined in accordance with Article XIII for Plan Years after the effective date specified below), divided by 1.05.

The effective date of the applicable mortality table above is for years beginning after December 31, 2007, unless a later date is elected in Amendment Section 2.2.

3.3.4
Annuity Starting Date in Plan Years Beginning in 2004 or 2005. If the annuity starting date of the Participant’s form of benefit is in a Plan Year beginning in 2004 or 2005, the actuarially equivalent straight life annuity is equal to the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using whichever of the following produces the greater annual amount:

(a)	The interest rate and the mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form; and

(b)	A 5.5 percent interest rate assumption and the applicable mortality table for the distribution under Regulations Section 1.417(e)-1(d)(2).

However, this Section does not supersede any prior election to apply the transition rule of section 101(d)(3) of PFEA as described in Notice 2004-78.

PPA and HEART Act Amendment

ARTICLE IV
DIRECT ROLLOVER OF NON-SPOUSAL DISTRIBUTION

4.1
Non-spouse beneficiary rollover right. For distributions after December 31, 2009, and unless otherwise elected in Amendment Section 2.3, for distributions after December 31, 2006, a non-spouse beneficiary who is a “designated beneficiary” under Code Section 401(a)(9)(E) and the Regulations thereunder, by a direct trustee-to-trustee transfer (“direct rollover”), may roll over all or any portion of his or her distribution to an Individual Retirement Account (IRA) the beneficiary establishes for purposes of receiving the distribution. In order to be able to roll over the distribution, the distribution otherwise must satisfy the definition of an "eligible rollover distribution" under Code Section 401(a)(31).

4.2
Certain requirements not applicable. Although a non-spouse beneficiary may roll over directly a distribution as provided in Section 4.1 of this Amendment, the distribution, if made prior to January 1, 2010, is not subject to the direct rollover requirements of Code Section 401(a)(31) (including Code Section 401(a)(31)(B)), the notice requirements of Code Section 402(f) or the mandatory withholding requirements of Code Section 3405(c). If a non-spouse beneficiary receives a distribution from the Plan, the distribution is not eligible for a 60-day (non-direct) rollover.

4.3
Trust beneficiary. If the Participant’s named beneficiary is a trust, the Plan may make a direct rollover to an IRA on behalf of the trust, provided the trust satisfies the requirements to be a designated beneficiary within the meaning of Code Section 401(a)(9)(E).

4.4
Required minimum distributions not eligible for rollover. A non-spouse beneficiary may not roll over an amount that is a required minimum distribution, as determined under applicable Regulations and other Internal Revenue Service guidance. If the Participant dies before his or her required beginning date and the non-spouse beneficiary rolls over to an IRA the maximum amount eligible for rollover, the beneficiary may elect to use either the 5-year rule or the life expectancy rule, pursuant to Regulations Section 1.401(a)(9)-3, A-4(c), in determining the required minimum distributions from the IRA that receives the non-spouse beneficiary’s distribution.

ARTICLE V
ROLLOVER OF AFTER-TAX AMOUNTS

5.1
Direct rollover to qualified plan/403(b) plan. For taxable years beginning after December 31, 2006, a Participant may elect to transfer employee after-tax contributions by means of a direct rollover to a qualified plan or to a 403(b) plan that agrees to account separately for amounts so transferred (including interest thereon), including accounting separately for the portion of such distribution which is includible in gross income and the portion of such distribution which is not includible in gross income.

ARTICLE VI
PARTICIPANT DISTRIBUTION NOTIFICATION

6.1
180-day notification period. For any distribution notice issued in Plan Years beginning after December 31, 2006, any reference to the 90-day maximum notice period requirements of Code Sections 402(f) (the rollover notice), 411(a)(11) (Participant’s consent to distribution), and 417 (notice regarding the joint and survivor annuity rules) is changed to 180 days.

PPA and HEART Act Amendment

6.2
Effect of delay of distribution. Notices given to Participants pursuant to Code Section 411(a)(11) in Plan Years beginning after December 31, 2006 shall include a description of how much larger benefits will be if the commencement of distributions is deferred.

6.3
Explanation of relative value. Notices to Participants shall include the relative values of the various optional forms of benefit, if any, under the Plan as provided in Regulations Section 1.417(a)-3. This provision is effective as of the applicable effective date set forth in Regulations (i.e., to qualified pre-retirement survivor annuity explanations provided on or after July 1, 2004; to qualified joint and survivor annuity explanations with respect to any distribution with an annuity starting date that is on or after February 1, 2006, or on or after October 2, 2004 with respect to any optional form of benefit that is subject to the requirements of Code Section 417(e)(3) if the actuarial present value of that optional form is less than the actuarial present value as determined under Code Section 417(e)(3)).

ARTICLE VII
QUALIFIED DOMESTIC RELATIONS ORDERS

7.1
Permissible QDROs. Effective on or after April 6, 2007, a domestic relations order that otherwise satisfies the requirements for a qualified domestic relations order (QDRO) will not fail to be a QDRO: (i) solely because the order is issued after, or revises, another domestic relations order or QDRO; or (ii) solely because of the time at which the order is issued, including issuance after the annuity starting date or after the Participant’s death.

7.2	Other QDRO requirements apply. A domestic relations order described in Section 7.1 is subject to the same requirements and protections that apply to QDROs.

ARTICLE VIII
QUALIFIED OPTIONAL SURVIVOR ANNUITY

8.1
Right to Elect Qualified Optional Survivor Annuity. Effective with respect to Plan Years beginning after December 31, 2007, a Participant who elects to waive the qualified joint and survivor annuity form of benefit under the Plan shall be entitled to elect the "qualified optional survivor annuity" at any time during the applicable election period. Furthermore, the written explanation of the joint and survivor annuity shall explain the terms and conditions of the "qualified optional survivor annuity."

8.2	Definition of Qualified Optional Survivor Annuity.

(a)	For purposes of this Article, the term "qualified optional survivor annuity" means an annuity:

(1)
For the life of the Participant with a survivor annuity for the life of the Participant’s spouse which is equal to the "applicable percentage" of the amount of the annuity which is payable during the joint lives of the Participant and the Participant’s spouse, and

(2)	Which is the actuarial equivalent of a single annuity for the life of the Participant.

Such term also includes any annuity in a form having the effect of an annuity described in the preceding sentence.

(b)
For purposes of this Section, the "applicable percentage" is based on the survivor annuity percentage (i.e., the percentage which the survivor annuity under the Plan’s qualified joint and survivor annuity bears to the annuity payable during the joint lives of the Participant and the spouse). If the survivor annuity percentage is less than seventy-five percent (75%), then the "applicable percentage" is seventy-five percent (75%); otherwise the "applicable percentage" is fifty percent (50%).

PPA and HEART Act Amendment

 ARTICLE IX
DIRECT ROLLOVER TO ROTH IRA

9.1
Roth IRA rollover. For distributions made after December 31, 2007, a Participant or beneficiary may elect to roll over directly an “eligible rollover distribution” to a Roth IRA described in Code Section 408A(b). For this purpose, the term “eligible rollover distribution” includes a rollover distribution described in Article V, if applicable.

ARTICLE X
TOP-HEAVY PROVISIONS

10.1
Severance from employment. Effective for any Plan Year beginning after December 31, 2001, the provisions of the Plan setting forth the top-heavy provisions of Code Section 416 are modified by substituting the term "separation from service" with "severance from employment."

ARTICLE XI
BENEFIT RESTRICTIONS

(a)	Effective Date and Application of Article.

(1)           Effective Date. The provisions of this Article apply to Plan Years beginning after December 31, 2007.

(2)           The limitations described in Subsections (b), (c) and (e) do not apply to the Plan for the first five (5) Plan Years of the Plan. Except as otherwise provided by the Commissioner in guidance of general applicability, the Plan Years taken into account for this purpose include the following (in addition to Plan Years during which the Plan was maintained by the Employer):

(A)           Plan Years when the Plan was maintained by a predecessor employer within the meaning of Regulations Section 1.415(f)-1(c)(1);

(B)           Plan years of another defined benefit plan maintained by a predecessor employer within the meaning of Regulations Section 1.415(f)-1(c)(2) within the preceding five years if any Participants in the Plan participated in that other defined benefit plan (even if the Plan maintained by the Employer is not the plan that was maintained by the predecessor employer); and

(C)            Plan years of another defined benefit plan maintained by the Employer within the preceding five years if any Participants in the Plan participated in that other defined benefit plan.

(3)           Notwithstanding anything in this Article to the contrary, the provision of Code Section 436 and the Regulations thereunder are incorporated herein by reference.

(4)           For Plans that have a valuation date other than the first day of the Plan Year, the provisions of Code Section 436 and this Article will be applied in accordance with Regulations.

PPA and HEART Act Amendment

(b)	Funding-Based Limitation on Shutdown Benefits and Other Unpredictable Contingent Event Benefits

(1)           In general. If a Participant is entitled to an “unpredictable contingent event benefit” payable with respect to any event occurring during any Plan Year, then such benefit may not be provided if the “adjusted funding target attainment percentage” for such Plan Year (A) is less than sixty percent (60%) or, (B) sixty percent (60%) or more, but would be less than sixty percent (60%) percent if the “adjusted funding target attainment percentage” were redetermined applying an actuarial assumption that the likelihood of occurrence of the “unpredictable contingent event” during the Plan Year is one hundred percent (100%).

(2)           Exemption. Paragraph (1) shall cease to apply with respect to any Plan Year, effective as of the first day of the Plan Year, upon payment by the Employer of the contribution described in Regulations Section 1.436-1(f)(2)(iii).

(c)	Limitations on Plan Amendments Increasing Liability for Benefits

(1)           In general. No amendment which has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable may take effect during any Plan Year if the “adjusted funding target attainment percentage” for such Plan Year is:

(A)           less than eighty percent (80%), or

(B)           eighty percent (80%) or more, but would be less than eighty percent (80%) if the benefits attributable to the amendment were taken into account in determining the “adjusted funding target attainment percentage.”

(2)           Exemption. Paragraph (c)(1) above shall cease to apply with respect to a Plan amendment upon payment by the Employer of the contribution described in Regulations Section 1.436-1(f)(2)(iv).

(3)           Exception for certain benefit increases. Paragraph (1) shall not apply to any amendment as otherwise provided in Regulations Section 1.436-1(c).

(d)	Limitations on Accelerated Benefit Distributions

(1)           Funding percentage less than sixty percent (60%). If the Plan's “adjusted funding target attainment percentage” for a Plan Year is less than sixty percent (60%), then the Plan may not pay any “prohibited payment” with an “annuity starting date” on or after the applicable “Section 436 measurement date.”

(2)           Bankruptcy. The Plan may not pay any “prohibited payment” with an “annuity starting date” that occurs during any period in which the Employer is a debtor in a case under Title 11, United States Code, or similar Federal or State law. The preceding sentence shall not apply to payments made within a Plan Year with an “annuity starting date” that occurs on or after the date on which the enrolled actuary of the Plan certifies that the “adjusted funding target attainment percentage” of the Plan is not less than one hundred percent (100%).

(3)           Limited payment if percentage at least sixty percent (60%) but less than eighty percent (80%) percent.

(A)           In general. If the Plan's “adjusted funding target attainment percentage” for a Plan Year is sixty percent (60%) or greater but less than eighty percent (80%), then the Plan may not pay any “prohibited payment” with an “annuity starting date” on or after the applicable “Section 436 measurement date,” unless the present value (determined in accordance with Code Section 417(e)(3)) of the portion of the benefit that is being paid in a “prohibited payment” (which portion is determined under paragraph (B)(ii) below) does not exceed the lesser of:

PPA and HEART Act Amendment

(i)           fifty  percent (50%) of the amount of the present value (determined in accordance with Code Section 417(e)(3)) of the benefit payable in the optional form of benefit that includes the prohibited payment; or

(ii)           one hundred percent (100%) of the “PBGC maximum benefit guarantee amount.”

(B)           Bifurcation if optional form unavailable.

(i)           Requirement to offer bifurcation. If an optional form of benefit that is otherwise available under the terms of the plan is not available as of the “annuity starting date” because of the application of Regulations Section 1.436-1(d)(3)(i), then the Participant or Beneficiary may elect to:

(1)           Receive the unrestricted portion of that optional form of benefit (determined under the rules of Regulations Section 1.436-1(d)(3)(iii)(D)) at that “annuity starting date,” determined by treating the unrestricted portion of the benefit as if it were the Participant’s or Beneficiary’s entire benefit under the plan;

(2)           Commence benefits with respect to the Participant’s or Beneficiary’s entire benefit under the Plan in any other optional form of benefit available under the Plan at the same “annuity starting date” that satisfies Regulations Section 1.436-1(d)(3)(i); or

(3)           Defer commencement of the payments to the extent described in Regulations Section 1.436-1(d)(5).

(ii)           Rules relating to bifurcation. If the Participant or Beneficiary elects payment of the unrestricted portion of the benefit as described in Regulations Section 1.436-1(d)(3)(ii)(A)(1), then the Participant or Beneficiary may elect payment of the remainder of the Participant’s or Beneficiary’s benefits under the Plan in any optional form of benefit at that “annuity starting date” otherwise available under the Plan that would not have included a “prohibited payment” if that optional form applied to the entire benefit of the Participant or Beneficiary. The rules of Regulations Section 1.417(e)-1 are applied separately to the separate optional forms for the “unrestricted portion of the benefit” and the remainder of the benefit (the restricted portion).

 (iii)           Plan alternative that anticipates election of payment that includes a “prohibited payment.” With respect to every optional form of benefit that includes a “prohibited payment” and that is not permitted to be paid under Regulations Section 1.436-1(d)(3)(i), for which no additional information from the Participant or Beneficiary (such as information regarding a Social Security leveling optional form of benefit) is needed to make that determination, rather than wait for the Participant or Beneficiary to elect such optional form of benefit, the Plan will provide for separate elections with respect to the restricted and unrestricted portions of that optional form of benefit.

PPA and HEART Act Amendment

(C)           Definitions applicable to limited payment option. The following definitions apply for purposes of this subsection (d)(3).

(i)           Portion of benefit being paid in a prohibited payment. If a benefit is being paid in an optional form for which any of the payments is greater than the amount payable under a straight life annuity to the Participant or Beneficiary (plus any Social Security supplements described in the last sentence of Code Section 411(a)(9) payable to the Participant or Beneficiary) with the same “annuity starting date,” then the portion of the benefit that is being paid in a “prohibited payment” is the excess of each payment over the smallest payment during the Participant’s lifetime under the optional form of benefit (treating a period after the “annuity starting date” and during the Participant’s lifetime in which no payments are made as a payment of zero).

(ii)           PBGC maximum benefit guarantee amount. The “PBGC maximum benefit guarantee amount” is the present value (determined under guidance prescribed by the Pension Benefit Guaranty Corporation, using the interest and mortality assumptions under Code Section 417(e)) of the maximum benefit guarantee with respect to a Participant (based on the Participant’s age or the Beneficiary’s age at the “annuity starting date”) under ERISA Section 4022 for the year in which the “annuity starting date” occurs.

(iii)           Unrestricted portion of the benefit:

(1)           General rule. Except as otherwise provided in this paragraph (iii), the unrestricted portion of the benefit with respect to any optional form of benefit is fifty percent (50%) of the amount payable under the optional form of benefit.

(2)           Special rule for forms which include Social Security leveling or a refund of employee contributions. For an optional form of benefit that is a prohibited payment on account of a Social Security leveling feature (as defined in Regulations Section 1.411(d)-3(g)(16)) or a refund of employee contributions feature (as defined in Regulations Section 1.411(d)-3(g)(11)), the unrestricted portion of the benefit is the optional form of benefit that would apply if the Participant’s or Beneficiary’s Accrued Benefit were fifty percent (50%) smaller.

(3)           Limited to PBGC maximum benefit guarantee amount. After the application of the preceding rules of this paragraph (iv), the unrestricted portion of the benefit with respect to the optional form of benefit is reduced, to the extent necessary, so that the present value (determined in accordance with Code Section 417(e)) of the unrestricted portion of that optional form of benefit does not exceed the “PBGC maximum benefit guarantee amount.”

(D)           Other Rules.

(i)           One time application. Only one “prohibited payment” meeting the requirements of subparagraph (A) may be made with respect to any Participant during any period of consecutive Plan Years to which the limitations under either paragraph (1) or (2) or this paragraph applies.

PPA and HEART Act Amendment

(ii)           Treatment of beneficiaries. For purposes of this subparagraph (d)(3), benefits provided with respect to a Participant and any Beneficiary of the Participant (including an alternate payee, as defined in Code Section 414(p)(8)) are aggregated. If the only benefits paid under the plan with respect to the Participant are death benefits payable to the Beneficiary, then paragraph (d)(3)(C)(iii) of this section is applied by substituting the lifetime of the Beneficiary for the lifetime of the Participant. If the Accrued Benefit of a Participant is allocated to such an alternate payee and one or more other persons, then the “unrestricted amount” is allocated among such persons in the same manner as the accrued benefit is allocated, unless a qualified domestic relations order (as defined in Code Section 414(p)(1)(A)) with respect to the Participant or the alternate payee provides otherwise.

(iii)           Treatment of annuity purchases and plan transfers. This paragraph (d)(3)(iv)(C) applies for purposes of applying subsections (d)(3)(A) and (d)(3)(C)(iii). In the case of a prohibited payment described in Regulations Section 1.436-1(j)(6)(i)(B) (relating to purchase from an insurer), the present value of the portion of the benefit that is being paid in a prohibited payment is the cost to the plan of the irrevocable commitment and, in the case of a prohibited payment described in Regulations Section 1.436-1(j)(6)(i)(C) (relating to certain plan transfers), the present value of the portion of the benefit that is being paid in a prohibited payment is the present value of the liabilities transferred (determined in accordance with Code Section 414(l)). In addition, the present value of the accrued benefit is substituted for the present value of the benefit payable in the optional form of benefit that includes the prohibited payment in Regulations Section 1.436-1(d)(3)(i)(A).

(4)           Exception. This subsection (d) shall not apply for any Plan Year if the terms of the Plan (as in effect for the period beginning on September 1, 2005, and ending with such Plan Year) provide for no benefit accruals with respect to any Participant during such period.

(5)           Right to delay commencement. If a Participant or Beneficiary requests a distribution in an optional form of benefit that includes a “prohibited payment” that is not permitted to be paid under paragraph (d)(1), (d)(2), or (d)(3) of this Article, then the Participant retains the right to delay commencement of benefits in accordance with the terms of the plan and applicable qualification requirements (such as Code Sections 411(a)(11) and 401(a)(9)).

(6)           “Prohibited payment.” For purposes of this subsection (d), the term “prohibited payment” means:

(i)           Any payment for a month that is in excess of the monthly amount paid under a single life annuity (plus any Social Security supplements described in the last sentence of Code Section 411(a)(9)), to a Participant or Beneficiary whose “annuity starting date” occurs during any period a limitation under paragraph (d)(1) or (d)(2) is in effect;

(ii)           Any payment for the purchase of an irrevocable commitment from an insurer to pay benefits; and

(iii)           Any transfer of assets and liabilities to another plan maintained by the same Employer (or by any member of the Employer’s controlled group) that is made in order to avoid or terminate the application of Code Section 436 benefit limitations; and

PPA and HEART Act Amendment

(iv)           Any other amount that is identified as a prohibited payment by the Commissioner in revenue rulings and procedures, notices, and other guidance published in the Internal Revenue Bulletin.

Such term shall not include the payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Participant. Furthermore, in the case of a Beneficiary that is not an individual, the amount that is a prohibited payment is determined by substituting for the amount in paragraph (6)(i) above the monthly amount payable in installments over 240 months that is actuarially equivalent to the benefit payable to the Beneficiary.

(e)	Limitation on Benefit Accruals for Plans with Severe Funding Shortfalls

(1)           In general. If the Plan's “adjusted funding target attainment percentage” for a Plan Year is less than sixty percent (60%), benefit accruals under the Plan shall cease as of the “section 436 measurement date.” If the Plan is required to cease benefit accruals under this subsection (e), then the Plan is not permitted to be amended in a manner that would increase the liabilities of the Plan by reason of an increase in benefits or establishment of new benefits. The preceding sentence applies regardless of whether an amendment would otherwise be permissible under subsections  (c)(2) or (c)(3) of this Article.

(2)           Exemption. Paragraph (1) shall cease to apply with respect to any Plan Year, effective as of the first day of the Plan Year, upon payment by the Employer of the contribution described in Regulations Section 1.436-1(f)(2)(v).

(3)           Temporary modification of limitation. In the case of the first Plan Year beginning during the period beginning on October 1, 2008, and ending on September 30, 2009, the provisions of (e)(1) above shall be applied by substituting the Plan’s “adjusted funding target attainment percentage” for the preceding Plan Year for such percentage for such Plan Year, but only if the “adjusted funding target attainment percentage” for the preceding year is greater.

(f)	Rules Relating to Contributions Required to Avoid Benefit Limitations

The application of the Code Section 436 benefit limitations may be avoided or terminated in accordance with any of the rules set forth in Code Section 436 and Regulations Section 1.436-1(f).

(g)	Presumed Underfunding for Purposes of Benefit Limitations

(1)           Presumption of continued underfunding.

(i)           In general. This paragraph (g)(1) applies to a Plan for a Plan Year if a limitation under subsection (b), (c), (d), or (e) applied to the Plan on the last day of the preceding Plan Year. If this paragraph (g)(1) applies to a Plan, then the first day of the Plan Year is a “Section 436 measurement date” and the presumed “adjusted funding target attainment percentage” for the Plan is the percentage under paragraph (h)(1)(ii) or (iii) of this subsection, whichever applies to the Plan, beginning on that first day of the Plan Year and ending on the date specified in subparagraph (g)(1)(iv) of this section.

(ii)           Rule where preceding year certification issued during preceding year.

(A)           General rule. In any case in which the Plan’s enrolled actuary has issued a certification under paragraph (g)(4) of this subsection of the “adjusted funding target attainment percentage” for the Plan Year preceding the current Plan Year before the first day of the current Plan Year, the presumed “adjusted funding target attainment percentage” of the Plan for the current Plan Year is equal to the prior Plan Year “adjusted funding target attainment percentage” until it is changed under Regulations Section 1.436-1(h)(1)(iv).

PPA and HEART Act Amendment

(B)           Special rule for late certifications. If the certification of the adjusted funding target attainment percentage for the prior Plan Year occurred after the first day of the 10th month of that prior Plan Year, the Plan is treated as if no such certification was made, unless the certification took into account the effect of any unpredictable contingent event benefits that are permitted to be paid based on unpredictable contingent events that occurred, and any Plan amendments that became effective, during the prior Plan Year but before the certification (and any associated Code Section 436 contributions).

(iii)            No certification for preceding year issued during preceding year.

(A)           Deemed percentage continues. In any case in which the Plan’s enrolled actuary has not issued a certification under Regulations Section 1.436-1(h)(4) of the “adjusted funding target attainment percentage” of the Plan for the Plan Year preceding the current Plan Year during that prior Plan Year, the presumed “adjusted funding target attainment percentage” of the Plan for the current Plan Year is equal to the presumed “adjusted funding target attainment percentage” that applied on the last day of the preceding Plan Year until the presumed “adjusted funding target attainment percentage” is changed under Regulations Section 1.436-1(h)(1)(iii)(B) or (h)(1)(iv).

(B)           Enrolled actuary’s certification in following year. In any case in which the Plan’s enrolled actuary has issued the certification under paragraph (h)(4) of this section of the adjusted funding target attainment percentage of the Plan for the Plan Year preceding the current Plan Year on or after the first day of the current Plan Year, the date of that prior Plan Year certification is a new “Section 436 measurement date” for the current Plan Year. In such a case, the presumed adjusted funding target attainment percentage for the current Plan Year is equal to the prior Plan Year adjusted funding target attainment percentage (reduced by 10 percentage points if paragraph (h)(2)(iv) of this section applies to the Plan) until it is changed under paragraph (h)(1)(iv) of this section. The rules of paragraph (h)(1)(ii)(B) of this section apply for purposes of determining whether the enrolled actuary has issued a certification of the adjusted funding target attainment percentage for the prior Plan Year during the current Plan Year.

(iv)           Duration of use of presumed “adjusted funding target attainment percentage.” If this paragraph (h)(1) applies to a Plan for a Plan Year, then the presumed “adjusted funding target attainment percentage” determined under this paragraph (g)(1) applies until the earliest of:

(A)           The first day of the 4th month of the Plan Year if paragraph (g)(2) of this section applies;

(B)           The first day of the 10th month of the Plan Year if paragraph (g)(3) of this section applies;

(C)           The date of a change in the presumed adjusted funding target attainment percentage under Regulations Section 1.436-1(g)(4); or

PPA and HEART Act Amendment

(D)           The date the enrolled actuary issues a certification under Regulations Section 1.436-1(h)(4) of the “adjusted funding target attainment percentage” for the Plan Year.

(2)           Presumption of underfunding beginning on first day of 4th month for certain underfunded plans. This paragraph (2) applies to a Plan for a Plan Year if the enrolled actuary for the Plan has not issued a certification of the “adjusted funding target attainment percentage” for the Plan Year before the first day of the 4th month of the Plan Year,  and the Plan’s “adjusted funding target attainment percentage” for the preceding Plan Year was either (1) at least sixty percent (60%) but less than seventy percent (70%); or (2) at least eighty percent (80%) but less than ninety percent (90%). This paragraph (2) also applies to a Plan for the first effective Plan Year if the enrolled actuary for the Plan has not issued a certification of the “adjusted funding target attainment percentage” for the Plan Year before the first day of the 4th month of the Plan Year,  and the prior Plan Year “adjusted funding target attainment percentage” is at least seventy percent (70%) but less than eighty percent (80%).

(A)           Application of this paragraph. If this paragraph (3) applies to a Plan for a Plan Year and the date of the enrolled actuary’s certification of the “adjusted funding target attainment percentage” for the prior Plan Year (taking into account the special rules for late certifications under Regulations Section 1.436-1(h)(1)(ii)(B)) occurred before the first day of the 4th month of the current Plan Year, then, commencing on the first day of the 4th month of the current Plan Year:

(1)           The presumed “adjusted funding target attainment percentage” of the Plan for the Plan Year is reduced by 10 percentage points; and

(2)           The first day of the 4th month of the Plan Year is a “Section 436 measurement date.”

(B)            Certification for prior Plan Year. If this paragraph (2) applies to a Plan and the date of the enrolled actuary’s certification of the “adjusted funding target attainment percentage” for the prior Plan Year (taking into account the rules for late certifications under Regulations Section 1.436-1(h)(1)(ii)(B)) occurs on or after the first day of the 4th month of the current Plan Year, then, commencing on the date of that prior Plan Year certification:

(A)           The presumed “adjusted funding target attainment percentage” of the Plan for the current Plan Year is equal to 10 percentage points less than the prior Plan Year “adjusted funding target attainment percentage”; and

(B)           The date of the prior Plan Year certification is a “Section 436 measurement date.”

(C)           Duration of use of presumed “adjusted funding target attainment percentage.”
If this paragraph (2) applies to a Plan for a Plan Year, the presumed adjusted funding target attainment percentage determined under this paragraph (2) applies until the earliest of:
(A)           The first day of the 10th month of the Plan Year if paragraph (3) of this section applies;

(B)           The date of a change in the presumed “adjusted funding target attainment percentage” under Regulations Section 1.436-1(g)(4); or

PPA and HEART Act Amendment

(C)           The date the enrolled actuary issues a certification under Regulations Section 1.436-1(h)(4) of the “adjusted funding target attainment percentage” for the Plan Year.

(3)            Presumption of underfunding beginning on first day of 10th month. In any case in which no certification of the specific adjusted funding target attainment percentage for the current Plan Year under Regulations Section 1.436-1(h)(4) is made with respect to the Plan before the first day of the 10th month of the Plan Year, then, commencing on the first day of the 10th month of the current Plan Year:

(i)           The presumed “adjusted funding target attainment percentage” of the Plan for the Plan Year is presumed to be less than sixty percent (60%); and

(ii)           The first day of the 10th month of the Plan Year is a “Section 436 measurement date.”

(h)	Treatment of Plan as of Close of Prohibited or Cessation Period.

(i)           Application to prohibited payments and accruals.

(A)           Resumption of prohibited payments. If a limitation on prohibited payments under Section (d) of this Article applied to a Plan as of a “Section 436 measurement date,” but that limit no longer applies to the Plan as of a later “Section 436 measurement date,” then the limitation on prohibited payments under the Plan does not apply to benefits with “annuity starting dates” that are on or after that later “Section 436 measurement date.” Any amendment to eliminate an optional form of benefit that contains a prohibited payment with respect to an “annuity starting date” during a period in which the limitations of Code Section 436(d) and Regulations Section 1.436-1(d) do not apply to the Plan is subject to the rules of Code Section 411(d)(6).

(B)           Resumption of benefit accruals. If a limitation on benefit accruals under Regulations Section 1.436-1(e) applied to a Plan as of a “Section 436 measurement date,” but that limit no longer applies to the Plan as of a later “Section 436 measurement date,” benefit accruals will not resume when the limitation ceases to apply, unless elected under Section 2.4. The Plan will comply with the rules relating to partial years of participation and the prohibition on double proration under Department of Labor regulation 29 CFR Section 2530.204-2(c) and (d).

(ii)           Missed benefit accruals.  Subject to the rules of Regulations Section 1.436-1(c)(3) and any election made at Amendment Section 2.4, the Plan will not automatically restore benefit accruals that had been limited under Code Section 436(e) as of the “Section 436 measurement date” that the limitation ceases to apply.

(iii)           Shutdown and other unpredictable contingent event benefits. If unpredictable contingent event benefits with respect to an unpredictable contingent event that occurs during the Plan Year are not permitted to be paid after the occurrence of the event because of the limitations of Code Section 436(b) and Regulations Section 1.436-1(b), but are permitted to be paid later in the Plan Year as a result of additional contributions under Regulations Section 1.436-1(f)(2) or pursuant to the enrolled actuary’s certification of the “adjusted funding target attainment percentage” for the Plan Year that meets the requirements of paragraph (g)(5)(ii)(B) of this section, then those unpredictable contingent event benefits must automatically become payable, retroactive to the period those benefits would have been payable under the terms of the Plan (other than Plan terms implementing the requirements of Code Section 436(b)). If the benefits do not become payable during the Plan Year in accordance with the preceding sentence, then the Plan is treated as if it does not provide for those benefits. However, all or any portion of those benefits can be restored pursuant to a Plan amendment that meets the requirements of Code Section 436(c) and Regulations Section 1.436-1(c) and other applicable qualification requirements.

PPA and HEART Act Amendment

(iv)           Treatment of Plan amendments that do not take effect. If a Plan amendment does not take effect as of the effective date of the amendment because of the limitations of Code Section 436(c) and Regulations Section 1.436-1, but is permitted to take effect later in the Plan Year as a result of additional contributions under paragraph Regulations Section 1.436-1(f)(2) or pursuant to the enrolled actuary’s certification of the “adjusted funding target attainment percentage” for the Plan Year that meets the requirements of paragraph Regulations Section 1.436-1(g)(5)(ii)(C), then the Plan amendment must automatically take effect as of the first day of the Plan Year (or, if later, the original effective date of the amendment).  If the Plan amendment cannot take effect during the Plan Year, then it must be treated as if it were never adopted, unless the Plan amendment provides otherwise.

(i)	Definitions.

(1)           The term “adjusted funding target attainment percentage” means the “funding target attainment percentage” which is determined under paragraph (2) by increasing each of the amounts under subparagraphs (A) and (B) of Code Section 430(d)(2) by the aggregate amount of purchases of annuities for employees other than highly compensated employees (as defined in Code Section 414(q)) which were made by the Plan during the preceding two (2) Plan Years.

(A)           The term “funding target attainment percentage” has the same meaning given such term by Code Section 430(d)(2) and the Regulations thereunder, except as otherwise provided herein. However, in the case of Plan Years beginning in 2008, the “funding target attainment percentage” for the preceding Plan Year may be determined using such methods of estimation as the Secretary may provide.

(B)           Application to plans which are fully funded without regard to reductions for funding balances.

(1)           In general. In the case of a Plan for any Plan Year, if the “funding target attainment percentage” is one hundred percent (100%) or more (determined without regard to the reduction in the value of assets under Code Section 430(f)(4)), the “funding target attainment percentage” for purposes of paragraphs (1) and (1)(A) above shall be determined without regard to such reduction.

(2)           Transition rule. Subparagraph (B)(1) shall be applied to Plan Years beginning after 2007 and before 2011 by substituting for “one hundred percent (100%)” the applicable percentage determined in accordance with the following table:

In the case of a Plan Year	The applicable percentage is:
beginning in calendar year:

2008	92%
2009	94%
2010	96%

(3)           Subparagraph (B)(2) shall not apply with respect to any Plan Year beginning after 2008 unless the “funding target attainment percentage” (determined without regard to the reduction in the value of assets under Code Section 430(f)(4)) of the Plan for each preceding Plan Year beginning after 2007 was not less than the applicable percentage with respect to such preceding Plan Year determined under subparagraph (B)(2).

PPA and HEART Act Amendment

(2)           Section 436 measurement date. A “Section 436 measurement date” is the date that is used to determine when the limitations of Code Sections 436(d) and 436(e) apply or cease to apply, and is also used for calculations with respect to applying the limitations of Sections (b) and (c) of this Article.

(3)           Annuity starting date. The term “annuity starting date” means the annuity starting date as defined in Regulations Section 1.436-1(j)(2).

(4)           Unpredictable contingent event benefit. The term “unpredictable contingent event benefit” means an unpredictable contingent event as defined in Regulations Section 1.436-1(j)(9).

ARTICLE XII
HEART ACT PROVISIONS

12.1
Death benefits. In the case of a death or disability occurring on or after January 1, 2007, if a participant dies while performing qualified military service (as defined in Code Section 414(u)), the survivors of the Participant are entitled to any additional benefits (other than benefit accruals relating to the period of qualified military service) provided under the Plan as if the participant had resumed and then terminated employment on account of death.

12.2
Benefit accrual. If, pursuant to Amendment Section 2.5, the Employer elects to apply this Section 12.2, then for benefit accrual purposes, the Plan treats an individual who, on or after January 1, 2007, dies or becomes disabled (as defined under the terms of the Plan) while performing qualified military service with respect to the Employer as if the individual had resumed employment in accordance with the individual’s reemployment rights under USERRA, on the day preceding death or disability (as the case may be) and terminated employment on the actual date of death or disability.

(a)
Determination of benefits. The Plan will determine the amount of Employee contributions of an individual treated as reemployed under this Section 12.2 for purposes of applying Code Section 414(u)(8)(C) on the basis of the individual’s average actual employee contributions for the lesser of: (i) the 12-month period of service with the Employer immediately prior to qualified military service; or (ii) if service with the Employer is less than such 12-month period, the actual length of continuous service with the Employer.

12.3
Differential wage payments. For years beginning after December 31, 2008, (i) an individual receiving a differential wage payment, as defined by Code Section 3401(h)(2), shall be treated as an Employee of the Employer making the payment, (ii) the differential wage payment shall be treated as compensation, and (iii) the Plan shall not be treated as failing to meet the requirements of any provision described in Code Section 414(u)(1)(C) by reason of any contribution or benefit which is based on the differential wage payment.

ARTICLE XIII
CHANGE IN APPLICABLE INTEREST RATE AND
APPLICABLE MORTALITY ASSUMPTION

13.1
Effective date. Except as provided by the Pension Benefit Guaranty Corporation (PBGC) and IRS, the limitations of this Article shall first apply in determining the amount payable to a Participant having an annuity starting date in a Plan Year beginning on or after January 1, 2008.

PPA and HEART Act Amendment

13.2
Applicable interest rate. For purposes of the Plan's provisions relating to the calculation of the present value of a benefit payment that is subject to Code Section 417(e), as well as any other Plan provision referring directly or indirectly to the "applicable interest rate" or "applicable mortality table" used for purposes of Code Section 417(e), any provision prescribing the use of the annual rate of interest on 30-year U.S. Treasury securities shall be implemented by instead using the rate of interest determined by applicable interest rate described by Code Section 417(e) after its amendment by PPA. Specifically, the applicable interest rate shall be the adjusted first, second, and third segment rates applied under the rules similar to the rules of Code Section 430(h)(2)(C) for the calendar month (lookback month) before the first day of the Plan Year in which the annuity starting date occurs (stability period), or such other lookback month and stability period as elected in Amendment Section 2.6. For this purpose, the first, second, and third segment rates are the first, second, and third segment rates which would be determined under Code Section 430(h)(2)(C) if:

(a)
Code Section 430(h)(2)(D) were applied by substituting the average yields for the month described in the preceding paragraph for the average yields for the 24-month period described in such section, and

(b)	Code Section 430(h)(2)(G)(i)(II) were applied by substituting "Section 417(e)(3)(A)(ii)(II) for "Section 412(b)(5)(B)(ii)(II)," and

(c)	The applicable percentage under Code Section 430(h)(2)(G) is treated as being 20% in 2008, 40% in 2009, 60% in 2010, and 80% in 2011.

13.3
Applicable mortality assumption. For purposes of the Plan's provisions relating to the calculation of the present value of a benefit payment that is subject to Code Section 417(e), as well as any other Plan provision referring directly or indirectly to the "applicable interest rate," any provision directly or indirectly prescribing the use of the mortality table described in Revenue Ruling 2001-62 shall be amended to prescribe the use of the applicable annual mortality table within the meaning of Code Section 417(e)(3)(B), as initially described in Revenue Ruling 2007-67.

ARTICLE XIV
CASH BALANCE PLAN PROVISIONS

14.1
Effective date. If elected in Amendment Section 2.7, the provisions of this Article shall be effective with respect to distributions made after August 17, 2006, except as otherwise specified in this Article.

14.2
Determination of present value of accrued benefit. Notwithstanding any provision of the Plan to the contrary (including the Plan provisions relating to Code Section 417(e)), effective with respect to distributions made after August 17, 2006, the present value of a participant’s accrued benefit for purposes of making a distribution of a Participant's entire vested accrued benefit (including for purposes of complying with the requirements of Code Section 417(e)), shall be equal to the Participant's hypothetical account balance.

Notwithstanding the foregoing, the present value of a Participant’s accrued benefit for purposes of making a distribution of a Participant’s entire vested accrued benefit shall also include the actuarial equivalent (using the provisions of the Plan for determining actuarial equivalence) of the excess, if any, of the Participant’s accrued benefit as of the determination date less the portion of the accrued benefit attributable to the Participant’s hypothetical account balance (i.e., the portion of the accrued benefit attributable to the top-heavy minimum benefit).

PPA and HEART Act Amendment

14.3
Vesting. Except as otherwise elected in Amendment Section 2.7, the Plan's vesting schedule is modified to the extent necessary to provide that all Participants who have an Hour of Service after the effective date of this subsection and who are credited with at least three (3) years of service for vesting purposes shall be one hundred percent (100%) vested in their accrued benefits derived from Employer pay-based credits. The provisions of this subsection are generally effective for Plan Years ending after June 29, 2005. However, for Plans in existence on June 29, 2005, this subsection shall only be effective with respect to Plan Years, and Participants who have an Hour of Service, after December 31, 2007.

14.4
Market Rate of Interest. The interest rate used for accumulating Participants' hypothetical account balances shall not exceed a market rate of return, and regardless of the rate specified in the Plan or in Amendment Section 2.7, an interest credit (or equivalent amount) of less than zero shall in no event result in the account balance or similar amount being less than the aggregate amount of contributions credited to the hypothetical account. Notwithstanding the foregoing, upon termination of the Plan:

(a)
If the interest credit rate (or an equivalent amount) under the Plan is a variable rate, then the rate of interest used to determine accrued benefits under the Plan shall be equal to the average of the rates of interest used under the Plan during the 5-year period ending on the termination date; and

(b)
The interest rate and mortality table used to determine the amount of any benefit under the Plan payable in the form of an annuity payable at normal retirement age shall be the rate and table specified under the Plan for such purpose as of the termination date, except that if such interest rate is a variable rate, the interest rate shall be determined under the rules of subclause (a).

* * * * * *

This amendment has been executed this 23rd day of
December, 2009.

Name of Plan: Presidential Realty Corporation Defined Benefit Plan

Name of Employer: Presidential Realty Corporation

By: /s/ Jeffrey F. Joseph, President
EMPLOYER

Name of Participating Employer, if any:

By:
PARTICIPATING EMPLOYER

PRESIDENTIAL REALTY CORPORATION
ADOPTING RESOLUTION

The undersigned authorized representative of Presidential Realty Corporation (the “Employer”) hereby certifies that the following resolutions were duly adopted by the Employer on December 14, 2009, and that such resolutions remain in full force and effect:

WHEREAS, the Employer sponsors the Presidential Realty Corporation Defined Benefit Plan (the “Plan”) for the benefit of the Employer’s eligible employees and their beneficiaries; and

WHEREAS, the Employer desires to adopt “good faith” amendments (the “PPA Good Faith Amendment”) in order to comply with relevant provisions of the Pension Protection Act of 2006,  the Worker, Retiree and Employer Recovery Act of 2008 and the Heroes Earnings Assistance and Relief Tax Act of 2008, and

WHEREAS, the Plan reserves unto the Employer the right to amend the Plan;

NOW, THEREFORE, BE IT RESOLVED that the Employer does hereby adopt the PPA Good Faith Amendment attached hereto; and be it further

RESOLVED, that the appropriate officers of the Employer be, and they hereby are, authorized to perform any lawful acts necessary or appropriate to implement the foregoing resolutions, and any such acts previously done are hereby ratified, confirmed and approved.

By: /s/ Elizabeth Delgado

Elizabeth Delgado, Secretary
[print name/title]

December 23, 2009
Date